UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 12, 2009

VENOCO, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-123711	77-0323555
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification Number)

370 17th Street, Suite 3900 Denver, Colorado		80202-1370
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (303) 626-8300

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

On January 12, 2009, Venoco, Inc. announced that it had restructured certain of its commodity derivative arrangements.  A summary of the company’s commodity derivative positions as of that date is set forth below.  As of that date, each of the six counterparties to the company’s commodity derivative positions have investment grade credit ratings.

Oil

Type of Contract	Basis	Quantity (BOPD)	Strike Price ($/BBL)	Term
Collar	NYMEX	2,170	$50.00/$75.00	Jan 1 – Jun 30, 09
Collar	NYMEX	3,000	$55.00/$77.00	Jan 1 – Dec 31, 09
Swap	NYMEX	2,000	$67.22	Jan 1 – Dec 31, 09
Collar	NYMEX	750	$60.00/$82.75	Jan 1 – Dec 31, 09
Collar	NYMEX	(700)	$60.00/$82.75	Jan 1 – Jun 30, 09
Put	NYMEX	2,000	$40.00	Jan 1 – Dec 31, 09
Put	NYMEX	1,850	$40.00	Jan 1 – Dec 31, 10
Collar	NYMEX	1,000	$60.00/$72.80	Jan 1 – Dec 31, 10
Collar	NYMEX	3,500	$60.00/$73.00	Jan 1 – Dec 31, 10
Swap	NYMEX	1,000	$66.75	Jan 1 – Dec 31, 10
Collar	NYMEX	650	$60.00/$81.75	Jan 1 – Dec 31, 10
Collar	NYMEX	2,000	$50.00/$144.75	Jan 1 – Dec 31, 11
Collar	NYMEX	2,000	$50.00/$141.00	Jan 1 – Dec 31, 11
Collar	NYMEX	3,000	$50.00/$140.00	Jan 1 – Dec 31, 11

Natural Gas

Type of Contract	Basis	Quantity (MMBtu/d)	Strike Price ($/MMBtu)	Term
Swap	NYMEX	1,250	$8.72	Jan 1 – Jun 30, 09
Collar	NYMEX	1,250	$7.75/$13.05	Jan 1 – Jun 30, 09
Swap	NYMEX	1,250	$8.00	Jul 1 – Dec 31, 09
Collar	NYMEX	1,250	$7.25/$11.30	Jul 1 – Dec 31, 09
Collar	NYMEX	7,000	$7.50/$12.75	Jan 1 – Dec 31, 09
Basis Swap	PG&E Citygate	6,000	$0.10	Jan 1 – Dec 31, 09
Basis Swap	PG&E Citygate	7,500	$0.11	Jan 1 – Dec 31, 09
Basis Swap	PG&E Citygate	19,625	$0.00	Jan 1 – Dec 31, 09
Collar	NYMEX	4,000	$7.30/$9.85	Jan 1 – Dec 31, 09
Collar	NYMEX	1,125	$8.00/$12.00	Jan 1 – Dec 31, 09
Collar	NYMEX	8,500	$7.50/$11.15	Jan 1 – Dec 31, 09
Put	NYMEX	10,000	$8.50	Jan 1 – Dec 31, 09
Put	NYMEX	34,000	$6.00	Jan 1 – Dec 31, 09

Collar	NYMEX	10,000	$7.00/$10.35	Jan 1 – Dec 31, 10
Basis Swap	PG&E Citygate	10,000	$0.22	Jan 1 – Dec 31, 10
Basis Swap	PG&E Citygate	7,900	$0.05	Jan 1 – Dec 31, 10
Collar	NYMEX	1,000	$7.00/$9.10	Jan 1 – Dec 31, 10
Collar	NYMEX	900	$7.50/$12.20	Jan 1 – Dec 31, 10
Collar	NYMEX	6,000	$7.50/$11.95	Jan 1 – Dec 31, 10
Put	NYMEX	41,000	$6.00	Jan 1 – Dec 31, 10
Put	NYMEX	14,000	$6.00	Jan 1 – Dec 31, 11
Collar	NYMEX	12,000	$7.50/$13.50	Jan 1 – Dec 31, 11
Basis Swap	PG&E Citygate	12,000	$0.03	Jan 1 – Dec 31, 11

The information in this report shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.  Please see the “Risk Factors” section of the company’s Annual Report on Form 10-K for a discussion of certain risks and uncertainties associated with commodity derivative transactions.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  January 12, 2009

VENOCO, INC.

By:	/s/ Timothy M. Marquez
Name: Timothy M. Marquez
Title: Chief Executive Officer